UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 9, 2007 (October 3, 2007)
LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
On October 3, 2007, the Board of Directors of Liz Claiborne, Inc. (the “Company”) voted to amend Sections 1 and 3 of Article V of the By-laws of the Company to allow for the issuance and transfer of uncertificated shares of the Company’s stock. This amendment was adopted to allow the Company to participate in the Direct Registration System which, effective January 1, 2008, will be required of all New York Stock Exchange listed companies. A copy of the Company’s amended By-laws is attached as Exhibit 3(b).
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
3(b)	By-laws of Registrant, as amended

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: October 9, 2007	By:	/s/ Nicholas Rubino
		Name:	Nicholas Rubino
		Title:	Vice President, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
3(b)	By-laws of Registrant, as amended